Commitments and Contingent Liabilities	6 Months Ended
Jun. 30, 2025
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 10 – COMMITMENTS AND CONTINGENT LIABILITIES

The Company is required to pay royalties to the State of Israel (represented by the Israeli Innovation Authority (the “IIA”)), computed on the basis of proceeds from the sale or license of products for which development was supported by IIA grants. These royalties are generally 3% - 5% of sales until repayment of 100% of the grants (linked to the dollar) received by the Company plus annual interest at a SOFR-based rate.

The gross amount of grants received by the Company from the IIA, including accrued interest, as of June 30, 2025 was approximately $9.91 million. As of June 30, 2025, the Company had not paid any royalties to the IIA.